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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
SPACEHAB, Incorporated and Subsidiary:

We consent to the use of our report incorporated herein by reference, which report is included in the Company's 1997 Annual Report on Form 10-K.


                                       /s/ KPMG Peat Marwick LLP
                                           KPMG Peat Marwick LLP


McLean, Virginia
February 4, 1998